Research and License Agreements	12 Months Ended
Dec. 31, 2013
Research and License Agreements [Abstract]
Research and License Agreements [Text Block]
3. Research and License Agreements

We have entered into various agreements with research institutions, universities, clinical research organizations and other entities for the performance of research and development activities and for the acquisition of licenses related to those activities. Expenses under these agreements totaled approximately $3,000, $3,000, and $36,000 in the years ended December 31, 2013, 2012 and 2011, respectively.

We have no annual payment requirements to maintain our current licenses after 2015. Certain licenses provide for the payment of royalties by us on future product sales, if any. In addition, in order to maintain these licenses and other rights during product development, we must comply with various conditions including the payment of patent-related costs.